SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                January 28, 2000

                          EMAGISOFT TECHNOLOGIES, INC.
              (Formerly known as Manatee-American Financial Corp.)
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)

                                     FLORIDA
                 ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           33-67766-A                                       65-0422273
           ----------                                       ----------
    (Commission file number)                  (IRS employer identification no.)

    405 Central Avenue, 2nd Floor, St. Petersburg, FL              33701
    -------------------------------------------------            ---------
       (Address of principal executive offices)                  (Zip Code)

                                   (727) 898-0688
             --------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.

     Not  applicable.


ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     Not  applicable.


ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP.

     Not  applicable.


ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     Not  applicable.


ITEM  5.     OTHER  EVENTS.

     Pursuant to a Share Exchange Agreement effective as of October 29, 1999 (the "Closing Date"), the Registrant acquired all of the outstanding shares of stock of Emagisoft Corporation in exchange for 10,000,000 shares of common stock of the Registrant (the "Acquisition"). This resulted in a change in control of the Registrant. In addition, the sole officer and director of the Registrant resigned and was replaced by the largest shareholder of Emagisoft Corporation, Kyle Jones. These transactions were subject to the condition that the common stock of the Registrant (the "Common Stock") be listed for trading on the Over the Counter Bulletin Board (OTCBB) within ninety (90) days of the Closing Date (the "Listing Date"), and, in the event such condition was not met, said transactions would be unwound so as to place the Registrant, Emagisoft Corporation and the shareholders of Emagisoft Corporation in the same position they would have been in had the Acquisition not been consummated.

     The Registrant, Emagisoft Corporation and certain current shareholders of the Registrant, including those shareholders who, prior to the Closing Date, constituted a majority of the issued and outstanding shares of the capital stock of the Registrant (the "Manatee Shareholders"), entered into an Amendment to Share Exchange Agreement dated as of January 28, 2000 (the "Amendment"), which provides for an extension of the Listing Date and for the contingency of two possible additional extensions thereof. Pursuant to the Amendment, the Listing
Date is extended to March 31, 2000 (the "Revised Listing Date"), and the Registrant is granted two (2) separate and distinct thirty (30) day options to extend the Revised Listing Date to April 30, 2000 and May 30, 2000,
respectively. Each of such options may be exercised by the Registrant by payment of $10,000 for each such desired extension. At the discretion of the Manatee Shareholders, the $10,000 cash payment(s) may, in lieu thereof, be accepted in whole or in part in restricted shares of Common Stock of the Registrant. The terms and conditions otherwise relating to such possible share issuances is subject to the satisfaction of the Manatee Shareholders and the Registrant


ITEM  6.     RESIGNATION  OF  REGISTRANT'S  DIRECTORS.

     Not  applicable.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Not  applicable.

     (b)     Not  applicable.

     (c)     Exhibits.

2.1     Amendment  to  Share Exchange Agreement dated as of January 28, 2000, by
and  between  the   Registrant,  Emagisoft   Corporation,  and  certain  current
stockholders  of  the  Registrant.


ITEM  8.     CHANGE  IN  FISCAL  YEAR.

     Not  Applicable.


     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EMAGISOFT  TECHNOLOGIES,  INC.


Date:  March  15,  2000                  By:  /s/  Kyle  E.  Jones
                                              --------------------
                                              Kyle  E.  Jones,  President

                                                                    Exhibit 2.1

                      AMENDMENT TO SHARE EXCHANGE AGREEMENT

     THIS AMENDMENT TO SHARE EXCHANGE AGREEMENT (the "Amendment") is entered into as of the 28th day of January 2000 by and between EMAGISOFT TECHNOLOGIES, INC. (formerly Manatee-American Financial Corp.), a Florida corporation
("Emagisoft Technologies"), EMAGISOFT CORPORATION, a Florida corporation ("Emagisoft"), the owners of the currently issued and outstanding shares of the capital stock of Emagisoft Technologies who were [prior to the October 29, 1999 closing date (the "Closing Date") of the Share Exchange Agreement dated as of October 29, 1999 (the "Share Exchange Agreement") by and between all of the then shareholders of Emagisoft, Emagisoft Technologies, and Emagisoft,] all of the then shareholders of Emagisoft (the "Emagisoft Shareholders"), and certain of the owners of the currently issued and outstanding shares of the capital stock of Emagisoft Technologies who, prior to the Closing Date, constituted a majority of the issued and outstanding shares of the capital stock of Emagisoft Technologies (the "Emagisoft Technologies Shareholders")

     WHEREAS, Emagisoft Technologies, Emagisoft and the Emagisoft Shareholders previously entered into the Share Exchange Agreement, which provides in pertinent part, in Paragraph 4 (d) thereof, among other matters, that in the event the common stock of Emagisoft Technologies is not listed for trading on the OTCBB within ninety (90) days of the Closing Date, (such 90th day herein referred to as the "Listing Date") Emagisoft Technologies shall purchase, acquire and accept the Emagisoft Technologies shares received by the Emagisoft Shareholders in exchange for the Emagisoft shares transferred to Emagisoft Technologies pursuant to the Share Exchange Agreement, the result of which shall be to place Emagisoft Technologies, Emagisoft and the Emagisoft Shareholders in the same position they would have been in if the transactions contemplated under the Share Exchange Agreement had not been consummated; and

     WHEREAS, Emagisoft Technologies, Emagisoft, the Emagisoft Shareholders, and the Emagisoft Technologies Shareholders who constituted as of the Closing Date third party beneficiaries to the Share Exchange Agreement and whom the other Parties hereto therefore desire that they become parties to this Amendment, believe it to be in their respective interests to agree to amend the Share
Exchange Agreement so as to provide for an extension of the Listing Date to March 31, 2000 (the "Revised Listing Date") and to provide for the contingency of two (2) possible additional extensions thereof;

     NOW, THEREFORE, for the mutual consideration set forth herein, and for good and valuable consideration, the receipt and sufficiency of which is acknowledged by all of the Parties hereto, the Parties hereto agree as follows:

     The  above  recitals  are  true  and  correct.

     Paragraph 4 (d) of the Share Exchange Agreement is hereby amended to provide for an extension of the Listing Date to the Revised Listing Date.

     Two (2) separate and distinct thirty (30) day options are herewith granted to Emagisoft Technologies to extend the Revised Listing Date to April 30, 2000 and May 30, 2000, respectively, should Emagisoft Technologies so desire; each of such options shall be exercised, if at all, by Emagisoft Technologies in its sole discretion (without the prior or subsequent approval of the Emagisoft Shareholders) , prior to the Revised Listing Date and any desired extension(s) thereof as provided for above, by: (a) providing written notice of the exercise thereof (via telecopier, effective upon receipt by Emagisoft Technologies of a printed confirmation reflecting receipt by KTLV, as defined below) prior to the Revised Listing Date and any desired extension(s) thereof as provided for above, to the Emagisoft Technologies Shareholders c/o Howard Tescher or Jay Valinsky, Kipnis Tescher Lippman & Valinsky,100 Northeast Third Avenue, Suite 610, Fort Lauderdale, Florida 33301-1156 ("KTLV") (telecopier no. (954) 467-2264); and (b) paying to KTLV in trust $10,000 prior to the Revised Listing Date and any desired extension(s) thereof as provided for above, for each such desired extension.

     In the sole discretion of the Emagisoft Technologies Shareholders, the $10,000 cash payment(s) described above may, in lieu thereof, be accepted in whole or in part in restricted shares of the common stock of Emagisoft Technologies; the terms and conditions otherwise relating to such possible share issuances shall be to the satisfaction of the Emagisoft Technologies Shareholders and Emagisoft Technologies.

     Any other amendments and/or modifications to the Share Exchange Agreement and/or this Amendment shall be in writing executed by all of the Parties hereto and/or by those persons and/or entities having a then effective limited power of attorney for one or more of the Parties hereto, which limited power of attorney shall be attached thereto. All of the other terms, conditions and provisions of the Share Exchange Agreement not inconsistent with this Amendment shall remain in full force and effect and shall apply to this Amendment, which may be executed in counterparts and via telecopier by the Parties hereto and/or by those persons and/or entities having a then effective limited power of attorney for one or more of the Parties hereto, which limited power of attorney shall be attached hereto.

                                        EMAGISOFT  TECHNOLOGIES,  INC.



                                         By:   /s/  Kyle  E.  Jones
                                               -----------------------
                                               Kyle  E.  Jones,  President

                                        EMAGISOFT  CORPORATION



                                         By:   /s/  Kyle  E.  Jones
                                               -----------------------
                                               Kyle  E.  Jones,  President

EMAGISOFT  TECHNOLOGIES  SHAREHOLDERS:



                                       /s/  Alan  Kipnis
/s/  Marc  B.Tescher                   /s/  Anna  Marie  Kipnis
----------------------                 --------------------------
Marc  B.  Tescher                      Alan  and  Anna  Marie Kipnis (JTWROS)



/s/  Howard  Tescher                   /s/  Steven  Lippman
/s/  Hillary  Tescher                  /s/  Marcy  Lippman
-----------------------                ----------------------
Howard  and  Hilary  Tescher (JTWROS)  Steven and Marcy Lippman (JTWROS)



/s/  Jay  Valinsky
---------------------
Jay  Valinsky


EMAGISOFT  SHAREHOLDERS:



/s/  Kyle  E.  Jones,  Trustee         /s/  Jimmy  Dowda
----------------------------------     -------------------
The  Betterment  Trust                 Jimmy  Dowda
Kyle  E.  Jones,  Trustee



/s/  William  H.  Egge,  IV            /s/  Roger  W.  Finefrock
-----------------------------          ----------------------------
William  H.  Egge,  IV                 Roger  W.  Finefrock



/s/  Richard  W.  Groner               /s/  Stephen  Guarino
---------------------------            ------------------------
Richard  W.  Groner                    Stephen  Guarino



/s/  Bob  Havemeister                  /s/  David  Hollis
------------------------               ---------------------
Bob  Havemeister                       David  Hollis

/s/  Brian  Keith  Jones               /s/  Deidre  Jones
---------------------------            -----------------------
Brian  Keith  Jones                    Deidre  R.  Jones


/s/  Harold  Jones
/s/  Wanda  Faye  Jones                /s/  Robert  Stacey  Jones
-------------------------              -----------------------------
Harold and Wanda Faye Jones (JTWROS)   Robert  Stacey  Jones



/s/  William  Tal  Jones               /s/  Steven  H.  Kerr
---------------------------            ------------------------
William  Tal  Jones                    Steven  H.  Kerr



/s/  Richard  M.  Konsens,  MD         /s/  Mark  Lauter
--------------------------------       --------------------
Richard  M.  Konsens,  MD              Mark  Lauter



/s/  Frederick  A.  Lenz               /s/  Clayton  Been,  Director
---------------------------            -------------------------------
Frederick  A.  Lenz                    Lighthouse  Holdings,  Inc.
Clayton  Been,  Director



/s/  Darin  McManaway                  /s/  James  Neader
------------------------               ---------------------
Darin  McManaway                       James  Neader



/s/  James  Neader,  Trustee           /s/  Chong  Park
------------------------------         -------------------
James  Neader  Profit                  Chong  Park
Sharing  Plan  &  Trust



/s/  David  Rothschild
/s/  James  L.  Rhodes,  Trustee       /s/  Doris  Rothschild
-----------------------------------    -------------------------
James  L. Rhodes C/F                   David and Doris Rothschild (JTWROS)
Gwyndolyn  Heather  Rhodes,  FL  UGMA

/s/  Frank  Rothschild,  President     /s/  Frank  P. Rothschild, Trustee
-------------------------------------  --------------------------------------
Frank  P.  Rothschild,  Inc.           Geneva-Roth  Investment  Trust
Frank  P.  Rothschild,  Trustee


/s/  Sherry  L.  Shaw                  /s/  Roger  Tichenor
------------------------               -----------------------
Sherry  L.  Shaw                       Roger  Tichenor



/s/  Peter  VanSon                     /s/  Ronnie  L.  Williams,  Sr.
---------------------                  ---------------------------------
Peter  VanSon                          Ronnie  L.  Williams,  Sr.